SUPPLEMENTAL INFORMATION	12 Months Ended
Dec. 31, 2017
Organization, Consolidation and Presentation of Financial Statements [Abstract]
SUPPLEMENTAL INFORMATION
SUPPLEMENTAL INFORMATION

In March 2017, we entered into an agreement with Quintana to acquire 14 vessels. As consideration, we issued an aggregate of 14.5 million common shares to Quintana and assumed the vessels' corresponding debt of approximately $262.7 million. The aggregate of 14.5 million common shares issued in consideration for the acquired vessels were issued gradually upon delivery of each of the vessels. All vessels were delivered in 2017.

In March 2017, we also entered into an agreement with affiliates of Hemen to acquire two Panamax vessels. As consideration, we issued an aggregate of 3.3 million common shares to Hemen and assumed seller's credits of an aggregate of $22.5 million with an affiliate of Hemen. The aggregate of 3.3 million common shares issued in consideration for the acquired vessels were issued gradually upon delivery of each of the vessels. The two vessels were delivered in 2017.

In October 2017, we agreed to acquire two Capesize vessels from affiliates of Hemen at an aggregated purchase price of $86.0 million. As settlement of the purchase price for each vessel, we entered into a seller's credit loan with an affiliate of Hemen for 50% of the purchase price of each vessel. The remaining part of the purchase price was to be settled with an aggregate of $9.0 million of cash and 4,000,000 of newly-issued common shares of the Company; 2,000,000 shares was to be issued upon the delivery of each vessel. In November 2017, one of the vessels was delivered to us and 2,000,000 shares were issued, a seller's credit of $21.5 million assumed and $4.5 million in cash was paid to satisfy the purchase price. Refer to Note 32 for the delivery of the second vessel.